HSBC FUNDS

HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund

(collectively, the “Funds”)

Supplement dated July 27, 2016
to the Prospectus, dated February 28, 2016 and
the Statement of Additional Information, dated June 24, 2016

The U.S. Securities and Exchange Commission adopted changes to the rules that govern money market funds. These changes will: (1) permit money market funds to impose a “liquidity fee” (up to a maximum of 2%) or “redemption gate” that temporarily restricts redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold; and (2) require “institutional” money market funds to operate with a floating net asset value (“NAV”), rounded to the fourth decimal place. The following provides important information about changes to the Funds that were recently approved by the Board of Trustees of the HSBC Funds (the “Board”), in order to comply with these regulatory changes.

HSBC Global Asset Management (USA) Inc., the investment adviser of the Funds, expects to implement these changes on October 5, 2016 (the “Effective Date”).

Institutional Prime Money Market Fund

■

HSBC Prime Money Market Fund will adopt a “floating” NAV per share, calculated to the fourth decimal place (e.g. $1.0000). Currently, the Fund utilizes (and, prior to the Effective date, will continue to utilize) the amortized cost method of valuation to seek to maintain a stable share price of $1.00.

■

HSBC Prime Money Market Fund will change its investment objective to providing shareholders with liquidity and as high a level of current income that is consistent with the minimization of principal volatility. Currently, the investment objective of the Fund is (and, prior to the Effective date, will continue to be) to provide shareholders with liquidity and as high a level of current income that is consistent with the preservation of capital.

■

The HSBC Prime Money Market Fund’s NAV per share will be calculated three times per business day, at 8:00 A.M., 12:00 P.M. and 3:00 P.M. Eastern time. Currently, the NAV of the Fund is (and, prior to the Effective date, will continue to be) determined every hour starting at 10:00 a.m. and ending at 5:00 p.m. Eastern time on each day on which U.S. bond markets are open for trading.

■

The Board will be permitted, on the Effective Date, to impose a liquidity fee on redemptions from the Fund (up to a maximum of 2%) or temporarily restrict redemptions from the Fund for up to 10 business days in any 90 day period, if weekly liquidity levels fall below the required regulatory thresholds.

Government Money Market Funds

■

Each of the HSBC U.S. Government Money Market Fund and the HSBC U.S. Treasury Money Market Fund intend to qualify as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act. A “government money market fund” is a fund that invests at least 99.5% of its assets in: (1) cash; (2) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (3) repurchase agreements that are collateralized by cash and U.S. government securities.

■

As government money market funds, the HSBC U.S. Government Money Market Fund and the HSBC U.S. Treasury Money Market Fund will continue to utilize the amortized cost method of valuation to seek to maintain a stable share price of $1.00.

■

Government money market funds are exempt from the requirements relating to the imposition of liquidity fees and/or redemption gates (as discussed above). While the Board maintains the authority to subject the Funds to liquidity fees and/or redemption gates in the future after providing appropriate prior notice to shareholders (e.g., 60 days’ written notice), neither of these two Funds are permitted to impose liquidity fees and/or redemption gates at this time.

Timing of Implementation of Changes

The changes described herein, and anticipated timing of these changes, remain subject to change. Shareholders will be given notice of further developments, as appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE